Capital Group Dividend Value ETF
Investment portfolio
February 28, 2023
unaudited
Common stocks 94.81% Industrials 20.39%	Shares	Value (000)
Raytheon Technologies Corp.	1,013,388	$99,403
General Electric Co.	1,054,510	89,328
General Dynamics Corp.	191,082	43,549
Carrier Global Corp.	853,898	38,451
Illinois Tool Works, Inc.	112,617	26,258
TFI International, Inc.	183,543	22,400
Union Pacific Corp.	50,552	10,478
Boeing Company[1]	48,555	9,786
Stanley Black & Decker, Inc.	112,778	9,655
		349,308
Health care 13.87%
Abbott Laboratories	512,584	52,140
AbbVie, Inc.	233,950	36,005
Gilead Sciences, Inc.	357,405	28,782
Amgen, Inc.	123,841	28,689
GE HealthCare Technologies, Inc.[1]	354,658	26,954
UnitedHealth Group, Inc.	54,330	25,858
Danaher Corp.	84,269	20,859
Medtronic PLC	221,880	18,371
		237,658
Information technology 13.61%
Broadcom, Inc.	157,250	93,452
Microsoft Corp.	316,920	79,046
Apple, Inc.	218,705	32,239
Micron Technology, Inc.	489,464	28,301
		233,038
Energy 8.62%
Baker Hughes Co., Class A	1,595,094	48,810
Chevron Corp.	196,034	31,517
Canadian Natural Resources, Ltd.	540,256	30,530
EOG Resources, Inc.	246,933	27,908
Halliburton Company	244,302	8,851
		147,616
Consumer discretionary 8.29%
D.R. Horton, Inc.	435,909	40,313
McDonald’s Corp.	125,020	32,994
Starbucks Corp.	195,225	19,930
TopBuild Corp.[1]	91,112	18,914
Royal Caribbean Cruises, Ltd.[1]	235,678	16,648
General Motors Company	250,070	9,688
Hasbro, Inc.	63,734	3,506
		141,993
Capital Group Dividend Value ETF — Page 1 of 4

unaudited
Common stocks (continued) Consumer staples 8.29%	Shares	Value (000)
British American Tobacco PLC	1,325,647	$50,125
Philip Morris International, Inc.	398,445	38,769
Altria Group, Inc.	760,188	35,295
Coca-Cola Company	298,054	17,737
		141,926
Communication services 6.56%
Comcast Corp., Class A	1,426,162	53,011
Meta Platforms, Inc., Class A1	197,582	34,565
Netflix, Inc.[1]	77,180	24,862
		112,438
Utilities 5.44%
Edison International	747,554	49,496
PG&E Corp.[1]	995,380	15,548
Public Service Enterprise Group, Inc.	237,636	14,360
NextEra Energy, Inc.	193,146	13,719
		93,123
Financials 5.03%
American International Group, Inc.	1,009,702	61,703
JPMorgan Chase & Co.	170,297	24,412
		86,115
Materials 4.00%
Linde PLC	146,030	50,873
Freeport-McMoRan, Inc.	429,412	17,593
		68,466
Real estate 0.71%
Prologis, Inc. REIT	99,221	12,244
Total common stocks (cost: $1,531,806,000)		1,623,925
Short-term securities 5.11% Money market investments 5.11%
Capital Group Central Cash Fund 4.66%[2,3]	876,203	87,620
Total short-term securities (cost: $87,606,000)		87,620
Total investment securities 99.92% (cost: $1,619,412,000)		1,711,545
Other assets less liabilities 0.08%		1,293
Net assets 100.00%		$1,712,838
Capital Group Dividend Value ETF — Page 2 of 4

unaudited
Investments in affiliates3

	Value of affiliate at 6/1/2022 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized appreciation (000)	Value of affiliate at 2/28/2023 (000)	Dividend income (000)
Short-term securities 5.11%
Money market investments 5.11%
Capital Group Central Cash Fund 4.66%[2]	$10,077	$140,489	$62,958	$(2)	$14	$87,620	$1,225
[1]	Security did not produce income during the last 12 months.
[2]	Rate represents the seven-day yield at February 28, 2023.
[3]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Capital Group Dividend Value ETF — Page 3 of 4

unaudited
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2023, all of the fund’s investments were classified as Level 1.
Key to abbreviation
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
American Funds Distributors, Inc., member FINRA.
© 2023 Capital Group. All rights reserved.
ETGEFP3-304-0423O-S89734	Capital Group Dividend Value ETF — Page 4 of 4